UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2026

NEXTNRG, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40809	83-4260623
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

407 Lincoln Rd. #9F, Miami Beach, Florida	33139
(Address of principal executive offices)	(Zip Code)

(305) 791-1169

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	NXXT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy Continued Listing Rule or Standard; Transfer of Listing.

On October 21, 2026, NextNRG, Inc. (the “Company”) received a written notice (the “MVLS Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, for the 30 consecutive business days from September 9, 2026 through October 20, 2026, the Company’s market value of listed securities (“MVLS”) was below the minimum of $35,000,000 required for continued listing on The Nasdaq Capital Market under Nasdaq Listing Rule 5550(b)(2) (the “MVLS Requirement”) set forth in Nasdaq’s Listing Rules (the “Rules”). The MVLS Notice also noted that the Company does not meet the alternative continued listing standards under Nasdaq Listing Rule 5550(b)(1) (minimum stockholders’ equity of $2,500,000) (the “Stockholders’ Equity Requirement”), and Nasdaq Listing Rule 5550(b)(3) (net income from continuing operations of $500,000 in the most recently completed fiscal year or in two of the last three most recently completed fiscal years) (the “Net Income Requirement”).

The MVLS Notice has no immediate effect on the listing or trading of the Company’s securities. In accordance with Nasdaq Listing Rule 5810(c)(3)(C), the Company has 180 calendar days, or until April 19, 2027, to regain compliance with the MVLS Requirement.

If at any time during the compliance period the Company’s MVLS closes at $35,000,000 or more for a minimum of ten consecutive business days, Nasdaq will provide the Company with written confirmation of compliance with respect to the MVLS Requirement, and the matter will be closed; however, pursuant to Nasdaq Listing Rule 5810(c)(3)(H), Nasdaq may, in its discretion, require the Company to satisfy the MVLS Requirement for a period in excess of ten consecutive business days, but generally no more than 20 consecutive business days, before determining that the Company has demonstrated an ability to maintain long-term compliance.

Under the Rules, a company listed on The Nasdaq Capital Market may satisfy the continued listing requirement by meeting any one of the MVLS Requirement, the Stockholders’ Equity Requirement, or the Net Income Requirement. Accordingly, the Company may also regain compliance by demonstrating, to Nasdaq’s satisfaction, stockholders’ equity of at least $2,500,000 in accordance with the Stockholders’ Equity Requirement, in which case the deficiency identified in the MVLS Notice would be resolved.

If the Company’s common stock ultimately were to be delisted for any reason, it could negatively impact the Company by (i) reducing the liquidity and market price of the Company’s common stock; (ii) reducing the number of investors willing to hold or acquire the Company’s common stock, which could negatively impact the Company’s ability to raise equity financing; (iii) limiting the Company’s ability to use a registration statement to offer and sell freely tradable securities, thereby preventing the Company from accessing the public capital markets; and (iv) impairing the Company’s ability to provide equity incentives to its employees.

As previously disclosed, on March 16, 2026, the Company received a letter from Nasdaq notifying the Company that it no longer complied with the minimum bid price requirement of $1.00 per share for continued listing on The Nasdaq Capital Market set forth in Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Requirement”), and the Company was provided until September 14, 2026 to regain compliance. On September 15, 2026, the Company received a letter from the Listing Qualifications Staff of Nasdaq notifying the Company that, as a result of its failure to regain compliance with the Bid Price Requirement by such date, Nasdaq had determined to delist the Company’s common stock from The Nasdaq Capital Market, and that the Company was not eligible for a second 180-day compliance period because it lacked the stockholders’ equity required to meet the initial listing standards. The Company effected a one-for-ten (1-for-10) reverse split of its outstanding common stock effective as of September 14, 2026, and timely requested a hearing before the Nasdaq Hearings Panel (the “Panel”) to appeal the delisting determination. The hearing before the Panel took place on October 22, 2026 and the Panel’s final written decision has not yet been issued. The Panel may consider the Company’s noncompliance with the MVLS Requirement in its determination. There can be no assurance that the Panel will grant the Company’s request for continued listing.

The Company intends to monitor its MVLS and consider available options to regain compliance with the MVLS Requirement or the Stockholders’ Equity Requirement. However, there can be no assurance that the Company will regain compliance with the MVLS Requirement or the Stockholders’ Equity Requirement or otherwise maintain compliance with Nasdaq’s other continued listing requirements.

Forward-Looking Statements

This Form 8-K contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained in this Form 8-K are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “anticipate,” “believe,” “predict,” “plan,” “targets,” “projects,” “could,” “would,” “continue,” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain and many factors may cause the actual results to differ materially from current expectations which include, but are not limited to the risks and uncertainties set forth under the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Form 10-K, Form 10-Q, and other filings with the SEC, as such factors may be updated from time to time in the Company’s filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made and the Company does not undertake any duty to update these forward-looking statements, except as otherwise required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

104	Cover page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 27, 2026
NEXTNRG, INC.

	By:	/s/ Michael D. Farkas
	Name:	Michael D. Farkas
	Title:	Chief Executive Officer